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Exhibit 10.10

[PLAINS MARKETING, L.P. LETTERHEAD]

October 04, 2006

Presco Western, LLC
5480 Valmont
Suite 350
Boulder, CO 80304
Fax: (303) 417-1000

RE:
PMLP Amendment September 01, 2006-2
PMLP Contract: 4765 1001

Gentlemen:

Please amend the subject contract by adding and/or deleting the following well(s) effective as shown.

Add Delete	PMLP Number	Well Name	Operator	County/State	Effective
Add	137580	NANNING A TRUST 34-E	PRESCO WESTERN LLC	HASKELL, KS	Sept 01 2006

Please see Exhibit "A" attached for pricing purposes.

Except as herein amended, all other terms and conditions of said contract shell remain in full force and effect.

This fax evidences our understanding of the entire agreement and shall constitute the formal contract. Please acknowledge by return fax your acceptance of and agreement to the terms stated herein. Unless we receive notice of your objections within five (5) business days, we will consider this agreement as final and binding on both patties.

The parties agree that faxed documents shall be deemed to be admissible as primary evidence in a court of law as original or as counterparts of the original documents, either of which are to be retained end available for inspection.

Very truly yours,

PLAINS MARKETING, L.P.
By Plains Marketing GP Inc.
Its General Partner

/s/ MIKE A. WELLER Mike A. Weller Director, Rocky Mountain Region and Attorney in Fact

Plains Marketing LP.

Plains contact:	4765-1001	Effective: 09-01-2006	Exhibit "A"	Partner contact: Please Provide	Oct 04, 2006

PM Lease *Inact		Lease	Operator	County/ Parish	State	Price Code	Price Method**	Applicable Premium or (Deduct)	Percent	Gravity	State Lease
106346	(1)	LARSON #1-731	PRESCO WESTERN LLC	FINNEY	KS	S2092	EDQ	$3.3000	100.00000%	Deemed 40.0[o]API
106347		JEHLE #1-1624	PRESCO WESTERN LLC	FINNEY	KS	S2092	EDQ	$3.3000	100.00000%	Deemed 40.0[o] API
111935		GRANT-MAURICE	PRESCO WESTERN LLC	HASKELL	KS	S2092	EDQ	$3.3000	100.00000%	Deemed 40.0[o] API
114313		GARNER 1-1624	PRESCO WESTERN LLC	HASKELL	KS	S2092	EDQ	$3.3000	100.00000%	Deemed 40.0[o] API
114317		ANTON 2-518	PRESCO WESTERN LLC	HASKELL	KS	S2092	EDQ	$3.3000	100.00000%	Deemed 40.0[o] API
117240	(1)	PEREZ 1-531	PRESCO WESTERN LLC	FINNEY	KS	S2092	EDQ	$3.3000	100.00000%	Deemed 40.0[o] API
118051		ELS PROPERTIES 1-1030	PRESCO WESTERN LLC	HASKELL	KS	S2092	EDQ	$3.3000	100.00000%	Deemed 40.0[o]API
118168*		MEGAN JANAE 1-30	PRESCO WESTERN LLC	HASKELL	KS	S2092	EDQ	$3.3000	100.00000%	Deemed 40.0[o] API
118339		MCKINLEY 1-519	PRESCO WESTERN LLC	HASKELL	KS	S2092	EDQ	$3.3000	100.00000%	Deemed 40.0[o] API
123592		IRENE 1-1632	PRESCO WESTERN LLC	FINNEY	KS	S2092	EDQ	$3.3000	100.00000%	Deemed 40.0[o] API
125003		JLM FARMS #1 1A27	PRESCO WESTERN LLC	FINNEY	KS	S2092	EDQ	$3.3000	100.00000%	Deemed 40.0[o] API
126122		WESTERN FEEDYARD	PRESCO WESTERN LLC	STANTON	KS	S2092	EDQ	$3.3000	100.00000%	Deemed 40.0[o] API
126353		BLACK CENTRAL TANK	PRESCO WESTERN LLC	HASKELL	KS	S2092	EDQ	$3.3000	100.00000%	Deemed 40.0[o] API
126437		MILES 1 11-28	PRESCO WESTERN LLC	KEARNY	KS	S2092	EDQ	$3.3000	100.00000%	Deemed 40.0[o] API
129608		ROGER WILSON	PRESCO WESTERN LLC	HASKELL	KS	S2092	EDQ	$3.3000	100.00000%	Deemed 40.0[o] API
131515		STOCKER FACILITY	PRESCO WESTERN LLC	HASKELL	KS	S2092	EDQ	$3.3000	100.00000%	Deemed 40.0[o] API
131551		SWALOR A-1	PRESCO WESTERN LLC	STEVENS	KS	S2092	EDQ	$3.3000	100.00000%	Deemed 40.0[o] API
131552		SWALOR B-1	PRESCO WESTERN LLC	STEVENS	KS	S2092	EDQ	$3.3000	100.00000%	Deemed 40.0[o] API
131553		BLACKWELL A-1	PRESCO WESTERN LLC	MORTON	KS	S2092	EDQ	$3.3000	100.00000%	Deemed 40.0[o] API
131624		KISEL 1-1215 #2	PRESCO WESTERN LLC	KEARNY	KS	S2092	EDQ	$3.3000	100.00000%	Deemed 40.0[o] API
131711		COX 6-P	PRESCO WESTERN LLC	HASKELL	KS	S2092	EDQ	$3.3000	100.00000%	Deemed 40.0[o] API
131729		BLACK TRUST	PRESCO WESTERN LLC	HASKELL	KS	S2092	EDQ	$3.3000	100.00000%	Deemed 40.0[o] API
131749		E. HALL	PRESCO WESTERN LLC	HASKELL	KS	S2092	EDQ	$3.3000	100.00000%	Deemed 40.0[o] API
135729		LUCAS TRUST 4K29-30-38	PRESCO WESTERN LLC	GRANT	KS	S2092	EDQ	$3.3000	100.00000%	Deemed 40.0[o]API
135748		GCC 1-530	PRESCO WESTERN LLC	FINNEY	KS	S2092	EDQ	$3.3000	100.00000%	Deemed 40.0[o] API
135872		MCKINLEY 15-P	PRESCO WESTERN LLC	HASKELL	KS	S2092	EDQ	$3.3000	100.00000%	Deemed 40.0[o] API
137528		BERGNER 7-P	PRESCO WESTERN LLC	HASKELL	KS	S2092	EDQ	$3.3000	100.00000%	Deemed 40.0[o] API
137530		NANNING A TRUST 34-E	PRESCO WESTERN LLC	HASKELL	KS	S2092	EDQ	$3.3000	100.00000%	Deemed 40.0[o]API

(1)
Allocated under 995156 LARSON/PETITZ STORAGE

(*)
S2092 PLAINS MARKETING LP-SOUTHWESTERN KANSAS SWEET

(**)
EQUAL DAILY QUANTITIES

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  Exhibit 10.10